Effective immediately, the sub-section entitled "Other Accounts" in Appendix C entitled "Portfolio Manager(s)" is restated in its entirety as follows:

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of the Fund's fiscal year ended July 31, 2012, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Sanjay Natarajan	1	$2.8 million	2	$269.4 million	4	$805.4 million
John J. Tsai(1)	1	$3.0 million	2	$275.4 million	5	$1.2 billion
*Includes the Fund.
(1) Information as of September 30, 2012. The Portfolio Manager was added to the Fund as of September 1, 2012.

With respect to the accounts identified in the table above, Mr. Natarajan manages one other account with assets totaling $145.0 million and Mr. Tsai manages one other account with assets totaling $156.1 million for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

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